American Beacon Global Evolution Frontier Markets Income Fund

Supplement dated June 15, 2018
to the
Prospectus and Summary Prospectus dated May 31, 2018
On June 6, 2018, the Board of Trustees of American Beacon Funds approved the appointment of Aberdeen Asset Managers Limited ("Aberdeen") as an additional sub-advisor to the American Beacon Global Evolution Frontier Markets Income Fund (the "Fund"). Aberdeen is expected to begin managing a portion of the assets of the Fund on or about July 31, 2018.

Effective June 15, 2018, the name of the Fund is changed to "American Beacon Frontier Markets Income Fund" and all references to American Beacon Global Evolution Frontier Markets Income Fund are deleted and replaced with "American Beacon Frontier Markets Income Fund".  In addition, all references to "the sub-advisor" are changed from singular to plural, as applicable.  The following changes are also made effective June 15, 2018:

1)	The following is added as the last sentence of the first paragraph of the "Fund Summary - Principal Investment Strategies" section:

The Fund may also invest in debt instruments issued by corporations that are economically tied to frontier market countries.

2)	The fourth paragraph of the "Fund Summary - Principal Investment Strategies" section is deleted and replaced with the following:

The countries that comprise frontier markets change from time to time. The Fund's investment sub-advisors may invest in any countries that they reasonably determine to be classified as frontier market countries. In making investment decisions for the Fund, one of the Fund's sub-advisors, Global Evolution USA, LLC, employs a top-down investment process that focuses on macroeconomic and political risk, as well as country risk, while the Fund's other sub-advisor, Aberdeen Asset Managers Limited, employs a bottom-up investment process that applies fundamental research to countries and companies in selecting investments.  Each sub-advisor considers environmental, social, and governance ("ESG") indicators as an integrated part of the research and investment processes. Each sub-advisor's investment process includes monitoring of investment guidelines, individual trades, investment strategies, and general portfolio risk.

3)	In the "Fund Summary - Management" section, the "Sub-Advisor" heading is changed to "Sub-Advisors" and the sentence under the "Sub-Advisor" heading is deleted and replaced with the following:

The Fund's investment sub-advisors are Global Evolution USA, LLC and Aberdeen Asset Managers Limited.

4)	In the "Fund Summary - Portfolio Managers" section, the following is inserted after the information that relates to Global Evolution USA, LLC:

Aberdeen Asset Managers Limited	Brett Diment Head of Global Emerging Market Debt Since 2018 Kevin Daly Senior Investment Manager, Emerging Markets Debt Since 2018	Edwin Gutierrez Head of Emerging Market Sovereign Debt Since 2018 Siddharth Dahiya Head of Emerging Market Corporate Debt Since 2018

5)	In the "Additional Information About the Fund- Additional Information About the Management of the Fund" section, the second paragraph is deleted and replaced with the following:

The assets of the Fund are allocated by the Manager to two sub-advisors, Global Evolution USA, LLC and Aberdeen Asset Managers Limited. Each sub-advisor has full discretion to purchase and sell securities for its segment of the Fund's assets in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

6)	In the "Additional Information About the Fund- Additional Information About the Management of the Fund" section, the first sentence of the third paragraph is deleted.

7)
In the "Fund Management - The Sub-Advisor" section, the "The Sub-Advisor" heading is deleted and replaced with "The Sub-Advisors" and the following paragraphs are inserted after the description of Global Evolution USA, LLC:

Aberdeen Asset Managers Limited ("Aberdeen"), Bow Bells House, 1 Bread Street, London, England, EC4M9HH, is a U.S. registered investment adviser. Aberdeen is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), which has its registered offices at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a direct wholly-owned subsidiary of Standard Life Aberdeen plc, a London stock exchange listed company. Standard Life Aberdeen plc and its affiliates manage or administer approximately $885.92 billion in assets as of December 31, 2017. Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide.

Brett Diment –Head of Global Emerging Market Debt: London School of Economics, BSc. Mr. Diment joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income business in 2005.  Mr. Diment held the same role at Deutsche since 1999.  Mr. Diment joined Deutsche in 1991 as a graduate and started researching emerging markets in 1995.

Kevin Daly – Senior Investment Manager, Emerging Market Debt: BA English Lit. UCLA. Mr. Daly joined the emerging market debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings.  Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

Edwin Gutierrez – Head of Emerging Market Sovereign Debt: Georgetown University, MS in International Affairs and BA in International Political Economy from the University of California, Berkeley. Mr. Gutierrez joined Aberdeen via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000. Mr. Gutierrez joined Deutsche Asset Management from Invesco Asset Management where he was an emerging debt portfolio manager. Prior to that, Mr. Gutierrez was a Latin American economist at LGT Asset Management.

Siddharth Dahiya – Head of Emerging Market Corporate Debt: Bachelor's degree (Hons) in Electronics and Electrical Communication Engineering from Punjab Engineering College, India. Post-graduate degree in Business Management from the Indian Institute of Management, Lucknow and CFA Charterholder. Mr. Dahiya joined Aberdeen in 2010 and initially worked as a Credit Risk Analyst for the Counterparty Risk team. Previously, Mr. Dahiya worked for four years at ICICI Bank UK PLC in London. He was part of the Treasury Investment team focusing on Indian bond investments. He started his career at ICICI with the Corporate Finance team focusing on cross-border M&A.

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American Beacon Global Evolution Frontier Markets Income Fund

Supplement dated June 15, 2018
to the
Statement of Additional Information dated May 31, 2018
On June 6, 2018, the Board of Trustees of American Beacon Funds approved the appointment of Aberdeen Asset Managers Limited ("Aberdeen") as an additional sub-advisor to the American Beacon Global Evolution Frontier Markets Income Fund (the "Fund"). Aberdeen is expected to begin managing a portion of the assets of the Fund on or about July 31, 2018.

Effective June 15, 2018, the name of the Fund is changed to "American Beacon Frontier Markets Income Fund" and all references to American Beacon Global Evolution Frontier Markets Income Fund are deleted and replaced with "American Beacon Frontier Markets Income Fund".  In addition, all references to "the sub-advisor" are changed from singular to plural, as applicable.  The following changes are also made  effective June 15, 2018:

1)
In the "Investment Sub-Advisory Agreement" section, the "Investment Sub-Advisory Agreement" heading is changed to "Investment Sub-Advisory Agreements" and the following is added immediately following the first paragraph:

Aberdeen Asset Managers Limited
Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Standard Life Aberdeen plc	Parent of Aberdeen Asset Management PLC	Financial Services
Aberdeen Asset Management PLC	Parent of Aberdeen Asset Managers Limited	Financial Services

2)	In the "Investment Sub-Advisory Agreement" section, the last two paragraphs are deleted and replaced with the following:

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which each sub-advisor receives an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Funds' average daily assets.  Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will initially continue in effect for a period of two years and thereafter for one year periods, provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

In rendering investment advisory services to the Fund, Global Evolution use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended ("Global Evolution's Foreign Affiliates"), to provide portfolio management, research and trading services to the Fund. Under a Participating Affiliate Agreement, each of Global Evolution's Foreign Affiliates are considered Participating Affiliates of Global Evolution pursuant to applicable guidance from the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Fund are considered under the Participating Affiliate Agreement to be "supervised persons" of Global Evolution as that term is defined in the Investment Advisers Act of 1940, as amended.

3)	In the "Portfolio Managers" section, the first paragraph and the table that follows are deleted and replaced with the following:

The portfolio managers to the Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. With respect to the Portfolio Managers employed by Aberdeen, the information is shown as of March 31, 2018.  With respect to the Portfolio Managers employed by Global Evolution, the information is shown as of January 31, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Investment Advisor and Portfolio Manager	Registered Investment Companies (in $millions)	Other Pooled Investment Vehicles (in $millions)	Other Accounts (in $millions)	Registered Investment Companies (in $millions)	Other Pooled Investment Vehicles (in $millions)	Other Accounts (in $millions)
Aberdeen Asset Managers Limited
Brett Diment	9 ($1,804.08)	27 ($6,815.02)	24 ($5,462.03)	0	0	2 ($538.48)
Kevin Daly	9 ($1,804.08)	27 ($6,815.02)	24 ($5,462.03)	0	0	2 ($538.48)
Edwin Gutierrez	9 ($1,804.08)	27 ($6,815.02)	24 ($5,462.03)	0	0	2 ($538.48)
Siddharth Dahiya	9 ($1,804.08)	27 ($6,815.02)	24 ($5,462.03)	0	0	2 ($538.48)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Global Evolution USA, LLC
Morten Bugge	0	23 ($7.3 bil)	0	0	15 ($5.4 bil)	0
Lars Peter Nielson	0	23 ($7.3 bil)	0	0	15 ($5.4 bil)	0
Christian Mejrup	0	23 ($7.3 bil)	0	0	15 ($5.4 bil)	0
Michael Hansen	0	23 ($7.3 bil)	0	0	15 ($5.4 bil)	0
Kristian Wigh	0	23 ($7.3 bil)	0	0	15 ($5.4 bil)	0
Sofus Asboe	0	23 ($7.3 bil)	0	0	15 ($5.4 bil)	0

4)	In the "Portfolio Managers - Conflicts of Interest" section, the following is added immediately prior to the paragraph that relates to Global Evolution:

Aberdeen Asset Managers Limited ("Aberdeen") The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions.
With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model delivery changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.
Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen's discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.
Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.
Investment decisions for strategies that have model delivery clients may cause the Fund to compete against such model delivery clients that hold and trade in a same security as the Fund.
5)	In the "Portfolio Managers - Compensation" section, the following is added immediately prior to the paragraph that relates to Global Evolution:

Aberdeen

The remuneration policies of Aberdeen and its affiliates (collectively, "ASI Group") are designed to support our business strategy as a leading global asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders. Aberdeen operates in a highly competitive global employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the ASI Group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Standard Life Aberdeen plc or select ASI Group funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary
Any increase is to reflect inflation and is applied in a manner consistent with other ASI Group employees; any other increases must be justified by reference to promotion or changes in responsibilities. The policy is to pay a fair salary commensurate with the individual's role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus
The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. A committee responsible for reviewing and approving the compensation policy ("Remuneration Committee") determines the measures used to demonstrate achievement of key business objectives that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the ASI Group's overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives' interests with the ASI Group's sustained performance and, in respect of the deferral into funds managed by the ASI Group, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to the ASI Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team's bonus, the ASI Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year — January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager's discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager's compensation, the ASI Group also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and 'hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI Group's environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI Group's dynamic compliance monitoring system.

In the "Portfolio Managers - Ownership of the Funds" section, the following is added immediately following the table that relates to Global Evolution:
Name of Investment Advisor and Portfolio Managers*	Frontier Markets Income Fund
Aberdeen
Brett Diment	None
Kevin Daly	None
Edwin Gutierrez	None
Siddharth Dahiya	None
* The information provided is as of May 31, 2018.

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